UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 23, 2019

NIELSEN HOLDINGS PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2019, Nielsen Holdings plc (the “Company”) announced that Chief Financial Officer and Chief Operating Officer, David J. Anderson (“Executive”), has resigned, effective December 31, 2019 (“Effective Date”). The Company has commenced a search for a successor with the assistance of an external search firm.

In connection with his departure, the Company and Executive have entered into a separation agreement pursuant to which Executive has agreed (i) to release Nielsen and its affiliates from any claims, (ii) to provide customary support in connection with specified matters involving his expertise, (iii) not to disclose confidential Company information and (iv) to customary non-disparagement provisions (collectively, the “Executive Covenants”).

In consideration of the Executive Covenants, the Company has agreed (i) to pay to Executive one million three hundred thousand dollars, payable in two installments on January 9, 2020 and July 1, 2020, (ii) to accelerate the vesting on a pro-rated basis of the tranche of each outstanding restricted stock unit award next scheduled to vest, pro-rated to reflect service since the immediately prior vesting date through the Effective Date, and (iii) to leave outstanding and eligible to vest on a pro-rated basis all outstanding performance-based RSU awards held by executive, with vesting of all such awards subject to satisfaction of the applicable performance goals and pro-rated to reflect the portion of the applicable performance period through the Effective Date subject to the terms of the relevant grant agreements. Except as provided above, Executive will forfeit any outstanding unvested equity awards.

Executive’s resignation is not related to any issues involving the Company’s business, strategy, operations, performance, financial reporting or internal controls. A copy of the press release announcing Executive’s resignation is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 23, 2019, the Company reaffirmed its fiscal year 2019 financial guidance. The press release reaffirming its 2019 financial guidance, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This report and the press release attached as Exhibit 99.1 includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those relating to the spin-off transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for U.S. federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 23, 2019, issued by Nielsen Holdings plc, entitled “Nielsen Announces CFO Transition Process; Reaffirms 2019 Financial Guidance”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2019

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary